SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 15, 2000


                             GLOBAL SOURCES LIMITED
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                    333-41389                13-4020643
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 (State or Other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)               File No.)            Identification No.)


342 Madison Avenue, Suite 1815  New York, New York                      10173
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(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (212) 687-6363


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4. CHANGES IN CERTIFYING ACCOUNTANT

         Effective September 11, 2000, Global Sources Limited (the "Company") has engaged Richard A. Eisner & Company, LLP ("Eisner & Company") as the Company's independent public accountants. The appointment of Eisner & Company as the Company's auditors was approved by the Company's Board of Directors.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2000




                                GLOBAL SOURCES LIMITED,
                                a Delaware Corporation


                                By:/s/ John Mazzuto
                                   ------------------------------------
                                   Name: John Mazzuto
                                   Title:  President and Chief Financial Officer